DERIVED 9/30/05

$59,250,000

Classes M-4, M-7 & M-8

Mezzanine Certificates Offered

(Approximate)

$12,750,000

Class B-1

Subordinated Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2005-8
CLASS M-7
Triggers Functional
To Maturity	49
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-7

40% Severity
Yield	3.8%	5.9%	7.9%	12.441
Discount Margin	115	128	127	11.967
Wtd Ave Life	10.1	10.2	10.2	11.125
Total Coll Losses to Maturity	10.9%	10.5%	9.9%	9.828
DM-Break CDR	12.5%	12.0%	11.1%	9.428
Loss on M-7	677,071	373,886.0	-	8.743
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	8.119
				7.778
Wtd Ave Life	9.8	9.8	10.2	7.202
Total Coll Losses to Maturity	10.8%	10.5%	9.9%	10.944
B/E CDR	12.4%	11.9%	11.1%	11.616
Loss on M-7	-	-	-	12.693
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	9.839
				9.227
				8.299
50% Severity
Yield	4.0%	6.0%	7.9%
Discount Margin	139	138	127
Wtd Ave Life	10.4	10.5	10.5
Total Coll Losses to Maturity	11.1%	10.8%	10.1%
DM-Break CDR	9.8%	9.4%	8.7%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.5	10.5
Total Coll Losses to Maturity	11.1%	10.8%	10.1%
B/E CDR	9.8%	9.4%	8.7%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.0%	6.0%	8.0%
Discount Margin	139	129	127
Wtd Ave Life	10.8	11.1	11.2
Total Coll Losses to Maturity	11.3%	11.0%	10.3%
DM-Break CDR	8.1%	7.8%	7.2%
Loss on M-7	-	404,535	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.8	10.5	11.2
Total Coll Losses to Maturity	11.3%	10.9%	10.3%
B/E CDR	8.1%	7.7%	7.2%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-7
Triggers Functional
To Maturity	60
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-7

40% Severity
Yield	3.8%	6.0%	7.9%	10.651
Discount Margin	117	138	122	10.032
Wtd Ave Life	10.5	10.3	10.7	9.183
Total Coll Losses to Maturity	9.6%	9.1%	8.5%	8.663
DM-Break CDR	10.7%	10.0%	9.2%	8.17
Loss on M-7	670,942	-	246,412	7.48
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	7.301
				6.893
Wtd Ave Life	10.1	10.3	10.3	6.315
Total Coll Losses to Maturity	9.5%	9.1%	8.4%	9.986
B/E CDR	10.6%	10.0%	9.1%	10.571
Loss on M-7	-	-	-	11.551
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps	8.534
				7.816
				6.897
50% Severity
Yield	3.8%	5.9%	7.9%
Discount Margin	119	125	121
Wtd Ave Life	10.9	11.0	11.1
Total Coll Losses to Maturity	10.1%	9.6%	8.9%
DM-Break CDR	8.7%	8.2%	7.5%
Loss on M-7	651,084	522,106	362,167
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.5	10.6
Total Coll Losses to Maturity	10.0%	9.5%	8.8%
B/E CDR	8.6%	8.1%	7.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.1%	6.0%	8.0%
Discount Margin	140	135	127
Wtd Ave Life	11.1	11.3	11.2
Total Coll Losses to Maturity	10.4%	9.9%	9.1%
DM-Break CDR	7.3%	6.9%	6.3%
Loss on M-7	-	144,251	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	10.5	11.2
Total Coll Losses to Maturity	10.4%	9.8%	9.1%
B/E CDR	7.3%	6.8%	6.3%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-7
Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-7

200% PPC
Yield	NA	5.9%	NA	10.944
Discount Margin	NA	143	NA	11.616
Wtd Ave Life	NA	4.2	NA	12.693
Total Coll Losses to Maturity	NA	6.6%	NA	9.839
DM-Break CDR	NA	11.6%	NA	9.227
Loss on M-7	NA	-	-	8.299
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.2	4.2	4.1
Total Coll Losses to Maturity	6.2%	6.6%	7.2%
B/E CDR	10.9%	11.6%	12.6%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.0%	6.0%	7.9%
Discount Margin	139	138	127
Wtd Ave Life	10.4	10.5	10.5
Total Coll Losses to Maturity	11.1%	10.8%	10.1%
DM-Break CDR	9.8%	9.4%	8.7%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.5	10.5
Total Coll Losses to Maturity	11.1%	10.8%	10.1%
B/E CDR	9.8%	9.4%	8.7%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.2%	6.2%	8.1%
Discount Margin	136	134	125
Wtd Ave Life	17.0	17.6	18.6
Total Coll Losses to Maturity	18.1%	17.4%	16.3%
DM-Break CDR	9.8%	9.2%	8.3%
Loss on M-7	-	-	21,984
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.0	17.6	17.5
Total Coll Losses to Maturity	18.1%	17.4%	16.1%
B/E CDR	9.8%	9.2%	8.2%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-8
CLASS M-7

Triggers Functional
To Maturity	49
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-7

200% PPC
Yield	3.5%	5.7%	7.5%	9.986
Discount Margin	115	122	115	10.571
Wtd Ave Life	1.7	4.3	1.7	11.551
Total Coll Losses to Maturity	1.2%	6.1%	1.8%	8.534
DM-Break CDR	2.1%	10.6%	3.0%	7.816
Loss on M-7	-	258,791	-	6.897
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.1	4.1	4.2
Total Coll Losses to Maturity	5.7%	6.0%	6.6%
B/E CDR	9.9%	10.5%	11.5%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.8%	5.9%	7.9%
Discount Margin	119	125	121
Wtd Ave Life	10.9	11.0	11.1
Total Coll Losses to Maturity	10.1%	9.6%	8.9%
DM-Break CDR	8.7%	8.2%	7.5%
Loss on M-7	651,084	522,106	362,167
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.5	10.6
Total Coll Losses to Maturity	10.0%	9.5%	8.8%
B/E CDR	8.6%	8.1%	7.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.2%	6.2%	8.1%
Discount Margin	136	134	124
Wtd Ave Life	17.7	18.5	19.5
Total Coll Losses to Maturity	16.4%	15.5%	14.2%
DM-Break CDR	8.5%	7.8%	6.9%
Loss on M-7	800,853	-	108,325
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.7	18.5	18.2
Total Coll Losses to Maturity	16.4%	15.5%	14.0%
B/E CDR	8.5%	7.8%	6.8%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps